SUPPLEMENT dated November 13, 1996

                                     to the
                                   Prospectus
                                       of
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                              dated April 29, 1996


        The Board of Trustees of Standish, Ayer & Wood Investment Trust has authorized the closure of Standish Small Capitalization Equity Fund to new investors for an indefinite period. This closure will be effective as of the close of business on December 20, 1996. After that date, shares of the Fund may be purchased, whether through exchange or otherwise, only by shareholder accounts that were Fund accounts of record on that date and that continue to be such on the date of any subsequent investment.

         This action has been taken as a result of recent large inflows of cash into the Fund. It is designed to protect existing investors from the adverse impact that continued large inflows of cash may have on Fund performance under current market conditions in the small cap equity sector.